FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

28.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  The Company has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure.  The Company does not hold or issue instruments for speculative or trading purposes.  The counterparties to such contracts are major banking and financial institutions.  Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Company does not anticipate non-performance by any of its counterparties.

The Company manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.  The Company hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges.  The net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective.  The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.  As at December 31, 2011, the Company does not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

During the years ended December 31, 2011, 2010 and 2009, the Company recognized a net loss of $0.6 million, $0.4 million and $0.6 million, respectively, in earnings relating to the ineffective portion of its interest rate swap agreements designated as hedges.

As of December 31, 2011, the Company has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	899,080	2013-2018	0.92% to 5.04%

As of December 31, 2011, the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $899.1 million (2010: $620.3 million).

The effect of cash flow hedging relationships relating to interest rate swap agreements on the consolidated statements of operations is as follows:

	Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
Derivatives designated as hedging instruments location	2011	2010	2009	2011	2010	2009
Interest rate swaps Other financial items, net	—	—	—	$(632)	$(427)	$(552)

The effect of cash flow hedging relationships relating to interest rate swap agreements to the consolidated statements of changes in equity is as follows:

	Amount of gain/(loss) recognized in OCI on derivative (effective portion)
Derivatives designated as hedging instruments	2011	2010	2009
Interest rate swaps	1,024	(8,578)	11,615

As of December 31, 2011, the Company's accumulated other comprehensive loss included $19.5 million of unrealized losses on interest rate swap agreements designated as cash flow hedges.

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars.  The majority of the Company's transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company.  However, the Company incurs expenditure in other currencies.  Certain capital lease obligations and related restricted cash deposits of the Company are denominated in British Pounds.  There is a risk that currency fluctuations will have a negative effect on the value of the Company's cash flows.

The net foreign exchange loss in respect of the lease of $0.8 million arose in the year ended December 31, 2011 as a result of the retranslation of the capital lease obligations and the cash deposits securing those obligations net of the loss (2010: $3 million loss) on the Golar Winter currency swap referred to below. The net loss for the year ended December 31, 2011 arose due to the mark-to-market valuation of the Golar Winter currency swap representing the movement in fair value. This net loss represents an unrealized loss and does not therefore materially impact the Company's liquidity given the maturity dates of the underlying lease obligations and the related currency swap. Further foreign exchange gains or losses will arise over time in relation to the Company's capital lease obligations as a result of exchange rate movements. Gains or losses will only be realized to the extent that monies are, or are required to be withdrawn or paid into the deposits securing our capital lease obligations or if the leases are terminated.

As described in note 24, in April 2004, the Company entered into a lease arrangement in respect of the Golar Winter, the obligation in respect of which is denominated in GBP.  In this transaction the restricted cash deposit, which secured the letter of credit given to the lessor to secure part of Golar's obligations to the lessor was much less than the obligation and is currently nil, and therefore, unlike the Methane Princess Lease, does not provide a natural hedge.  In order therefore to hedge this exposure the Company entered into a currency swap with a bank, who is also the lessor, to exchange GBP payment obligations into U.S. dollar payment obligations as set out in the table below.  The swap hedges the full amount of the GBP lease obligation and the restricted cash deposit is denominated in U.S dollars.  The Company could be exposed to currency risk if the lease was terminated.

In addition, to limit the Company's exposure to foreign currency fluctuations from its obligations under its various FSRU retrofitting projects the Company enters into foreign currency forward contracts. The Company has not designated its foreign currency forward contracts as cash flow hedges for accounting purposes.

As of December 31, 2011, the Company has entered into the following foreign currency forward contracts as summarized below:

	Notional amount
Instrument (in thousands)	Receiving in foreign currency	Pay in USD	Maturity dates	Average forward rate USD foreign currency
Currency rate swaps:
British Pounds	60,462	111,128	2032	1.5803
Norwegian Kroner	26,000	4,211	2012	0.1619
Singapore Dollar	15,800	12,134	2012	0.7674

The counterparties to the foreign currency swap contracts are major banking institutions. Credit risk exists to the extent that the counterparty is unable to perform under the contract; however the Company does not anticipate non-performance by any of its swap counterparties.

Fair values
The Company recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

	Fair value	2011	2011	2010	2010
(in thousands of $)	Hierachy(1)	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	66,913	66,913	164,717	164,717
Restricted cash and short-term investments	Level 1	213,282	213,282	207,856	207,856
Long-term unlisted investments - (1)	Level 3	7,347	N/a	7,347	N/a
Long-term debt – fixed (1)		—	—	10,000	10,000
Long-term debt – floating (1)		771,549	771,549	787,078	787,078
Obligations under capital leases(1)		405,843	405,843	411,875	411,875
Derivatives:
Commodity contracts asset	Level 2	—	—	111	111
Interest rate swaps liability (2)	Level 2	59,084	59,084	50,051	50,051
Foreign currency swaps liability	Level 2	27,622	27,622	26,205	26,205

(1)	The fair value hierachy is only applicable to each financial instrument on the consolidated balance sheets that are recorded at fair value on a recurring basis.

(2)
The fair value/carrying value of interest rate swap agreements that qualify and are designated as a cash flow hedge as at December 31, 2011 and 2010, was $25.9 million (with a notional value of $436.3 million) and $24 million (with a notional value of $284.3 million), respectively. The expected maturity of these interest rate agreements is from April 2012 to March 2018.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.
The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since restricted cash bears variable interest rates which are rest on a quarterly basis and short-term investments are placed for periods of less than six months.

The carrying value of unlisted investments refers to the Company's holdings in OLT‑O. As at December 31, 2011, the Company did not identify any events or changes in circumstances that would indicate the carrying value of its unlisted investment in OLT‑O were not recoverable.  Accordingly, the Company did not estimate the fair value of this investment as at December 31, 2011.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.  The fair value of the fixed rate long-term debt is estimated to be equal to the carrying value.

The estimated fair values of obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates, which are reset on a quarterly basis.

The fair value of the Company's derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and the creditworthiness of the Company and its swap counterparties.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents, restricted cash and short-term investments to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, Lloyds TSB Bank plc, The Bank of New York, DNB Bank ASA, Santander UK plc and Fokus Bank.  However, the Company believes this risk is remote.

During the year ended December 31, 2011, four customers accounted for the majority of total operating revenues of the Company.  These revenues and associated accounts receivable are derived from two time charters with Petrobras, one time charter with DUSUP, one time charter with Pertamina, and one time charter with Qatar Gas Transport Company.

DUSUP is a government entity which is the sole supplier of natural gas to the Emirate Pertamina is a state enterprise of the Republic of Indonesia.  Credit risk is mitigated by the long-term contracts with Pertamina being on a ship-or-pay basis.  Also, under the various contracts the Company's vessel hire charges are paid by the trustee and paying agent from the immediate sale proceeds of the delivered gas.  The trustee must pay the ship owner before Pertamina and the gas sales contracts are with the CPC Corporation, Taiwan.

The Company considers the credit risk of Petrobas, DUSUP, Pertamina and Qatar Gas Transport Company to be low.

During the years ended December 31, 2011, 2010 and 2009, Petrobras accounted for more than 30% of gross revenue (see note 5).  Details of revenues derived from other major customers for each of the years ended December 31, 2011, 2010 and 2009 are found in note 5.

There is a concentration of supplier risk with respect to the Company's nine newbuilds currently under construction by Samsung Heavy Industries Co Ltd ("Samsung") as at December 31, 2011.  However, the Company believes this risk is remote as Samsung is a global leader in the shipbuilding sector.  As typical with newbuilding contracts, the Company has entered into refund guarantee agreements with several banks.